UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 21, 2004
(Date of earliest event reported)

Atlas Air Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Atlas Air, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25732	84-12073292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)
(914) 701-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index

Item 1.01 Entry into a Material Definitive Agreement

     In connection with our emergence from bankruptcy earlier this year, Atlas Air Worldwide Holdings, Inc. (the “Company”) adopted its 2004 Long Term Incentive and Share Award Plan (the “LTIP”) and granted restricted shares of our common stock, par value $.01 per share (the “Common Stock”), to non-employee directors of the Company, which grants were duly reported to the SEC in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). The final terms and forms of restricted share agreements were approved by the Board of Directors of the Company on December 21, 2004. The non-employee directors who received grants were Eugene I. Davis, Robert F. Agnew, Keith E. Butler, Duncan H. Cocroft, James S. Gilmore III, Herbert J. Lanese and Frederick McCorkle.

     Each non-employee director received a grant, effective August 24, 2004, of 5,000 shares of Common Stock, of which 1,667 shares vested as of August 24, 2004 and 1,666 shares will vest on each of (i) July 27, 2005 and (ii) July 27, 2006. Each non-employee director also received a grant, effective November 4, 2004, of 15,000 shares of Common Stock, of which 5,000 shares will vest on each of (i) the earlier of July 27, 2005 or the date of the 2005 annual meeting of stockholders of the Company, (ii) the date of the 2006 annual meeting of stockholders of the Company and (iii) the date of the 2007 annual meeting of stockholders of the Company. All such grants were previously reported to the SEC in accordance with Section 16(a) of the Exchange Act. Pursuant to the LTIP, any shares not yet vested would be forfeited upon a termination of service as a director. The non-employee directors have all of the rights of a stockholder with respect to the restricted shares described above prior to forfeiture, if any, of such shares, including the right to vote such shares and, to the extent declared, the right to receive dividends on such shares.

Item 8.01 Other Events

     On December 23, 2004, the Company, the parent company of Atlas Air, Inc., issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Atlas Air Worldwide Holdings, Inc. 2004 Long Term Incentive and Share
Award Plan
10.2	Restricted Share Agreement - Form of Directors’ Version
10.3	Restricted Share Agreement - Form of Management Version
99.1	Press release of Atlas Air Worldwide Holdings, Inc., dated December 23,
2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

Dated: December 28, 2004	By:	/s/ John Dietrich

Name: John W. Dietrich
Title: Senior Vice
President, General
Counsel and Chief
Human Resources Officer

Atlas Air, Inc.

Dated: December 28, 2004	By:	/s/ John Dietrich

Name: John W. Dietrich
Title: Senior Vice
President, General
Counsel and Chief
Human Resources Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Atlas Air Worldwide Holdings, Inc. 2004 Long Term Incentive and Share
Award Plan
10.2	Restricted Share Agreement - Form of Directors’ Version
10.3	Restricted Share Agreement - Form of Management Version
99.1	Press Release of Atlas Worldwide Holdings, Inc., dated December 23, 2004.